UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

Cytokinetics, Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Oyster Point Boulevard
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 624-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYTK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Company’s Annual Meeting of Stockholders held on May 14, 2025 (the “Annual Meeting”), as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. Of the 119,187,691 shares of the Company’s common stock entitled to vote at the Annual Meeting, 110,486,204 shares of common stock, or 92.69% of the total eligible votes to be cast, were represented at the Annual Meeting in person or by proxy, constituting a quorum. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 10, 2025.

Proposal 1: Election of Three Class III Directors

The stockholders elected John T. Henderson, B. Lynne Parshall, and Muna Bhanji as Class III Directors, each to serve for a three-year term and until their successors are duly elected and qualified or their earlier resignation or removal. The voting for each director was as follows:

Name	For	Withheld	Broker Non-Vote
John T. Henderson	86,834,097	14,784,943	8,867,164
B. Lynne Parshall	98,261,990	3,357,050	8,867,164
Muna Bhanji	89,316,977	12,302,063	8,867,164

Proposal 2: Approval of the Amendment and Restatement of the Amended and Restated 2004 Equity Incentive Plan to: (i) increase the number of authorized shares reserved for issuance under Amended and Restated 2004 Equity Incentive Plan by 5,000,000 shares of common stock and (ii) provide for limitations on the maximum grant value that non-executive directors may receive under such plan of $1,000,000 for annual grants to continuing directors and $1,250,000 for the initial grant to new directors.

The stockholders approved the amendment and restatement of the Amended and Restated 2004 Equity Incentive Plan to: (i) increase the number of authorized shares reserved for issuance under the Amended and Restated 2004 Equity Incentive Plan by an additional 5,000,000 shares of common stock and (ii) provide for limitations on the maximum grant value that non-executive directors may receive under such plan of $1,000,000 for annual grants to continuing directors and $1,250,000 for the initial grant to new directors. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
97,782,771	3,668,240	168,029	8,867,164

Proposal 3: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock available for issuance by the Company from 163,000,000 to 326,000,000 shares of common stock.

The stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock available for issuance by the Company from 163,000,000 to 326,000,000 shares of common stock. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
107,322,080	3,009,572	154,552	-0-

Proposal 4: Ratification of Selection of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

The stockholders ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
110,254,216	77,441	154,547	-0-

Proposal 5: Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Shareholders. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
96,760,272	4,607,831	250,937	8,867,164

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date:	May 15, 2025	By:	/s/ John O. Faurescu
John O. Faurescu, Esq. Vice President, Associate General Counsel & Secretary